UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) On August 3, 2018, Christopher & Banks Corporation (the “Company”) and its two subsidiaries, Christopher & Banks, Inc. and Christopher & Banks Company (collectively with the Company, the “Borrowers”), entered into a second amendment (the “Second Amendment”) to its existing credit facility ( the “Credit Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”) as Lender. (Capitalized terms not defined herein shall have the same meaning provided for in the Second Amendment or the Credit Facility.)

The Second Amendment, among other changes, (i) extended the term of the Credit Facility to August 3, 2023; and (ii) supplements the existing $50.0 million revolving credit facility by adding a new $5.0 million revolving “first-in, last-out” tranche credit facility (the “FILO Facility”), subject to the borrowing base restrictions applicable to the FILO Facility. The Borrowers must draw under the FILO Facility before making any borrowings under the revolving credit facility. Loans under the FILO Facility will bear interest, based on quarterly excess availability under the Borrowing Base. At closing, the rate under the FILO Facility will be either (i) the LIBO Rate plus 3.00% for FILO Loans that are LIBO Rate Loans; or (ii) 2.00% above the Base Rate for FILO Loans that are Base Rate Loans. These rates are slightly higher than the rates under the revolving credit facility.

In addition to these changes, the Second Amendment eliminates availability against the Borrowers’ real property, which was the subject of a recent sale-lease back transaction.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

Item 8.01 Other Events.

On August 6, 2018, the Company issued a press release announcing its entry into the Second Amendment. A copy of the press release is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1
Second Amendment, dated August 3, 2018, to the Second Amended and Restated Credit Agreement, dated July 12, 2012, by and among Christopher & Banks Corporation, Christopher & Banks, Inc. and Christopher & Banks Company and Wells Fargo Bank, National Association.

	10.2	Press release, dated August 6, 2018, of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: August 6, 2018	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 3, 2018	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1
Second Amendment, dated August 3, 2018, to the Second Amended and Restated Credit Agreement, dated July 12, 2012, by and among Christopher & Banks Corporation, Christopher & Banks, Inc. and Christopher & Banks Company and Wells Fargo Bank, National Association.

10.2	Press release, dated August 3, 2018, of Christopher & Banks Corporation.

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